Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Amacore Group, Inc.., a Delaware corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-KSB for the period ending December 31, 2006 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2007	/s/ Clark A. Marcus
Clark A. Marcus
Chief Executive Officer

Dated: April 17, 2007	/s/ James L. Koenig
James L. Koenig
Acting Chief Financial Officer
Principal Accounting Officer